
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-2
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      27-Dec-99

-----------------------------------------------------------------------------------------------------------------------------------
                       Original          Beginning                                                                        Ending
                    Certificate        Certificate        Principal           Interest               Total           Certificate
     Class           Face Value            Balance     Distribution       Distribution        Distribution               Balance
-----------------------------------------------------------------------------------------------------------------------------------
       A-1        25,500,000.00       24,553,776.16      923,767.09         144,232.97        1,068,000.06         23,630,009.07
       A-2        19,000,000.00       19,000,000.00            0.00         118,259.17          118,259.17         19,000,000.00
       A-3        12,586,000.00       12,586,000.00            0.00          84,053.50           84,053.50         12,586,000.00
       A-4         6,343,000.00        6,343,000.00            0.00          41,107.93           41,107.93          6,343,000.00
       A-5        39,500,000.00       37,610,995.11    1,713,673.30         223,221.26        1,936,894.56         35,897,321.81
       A-6        55,304,000.00       55,304,000.00            0.00         287,166.02          287,166.02         55,304,000.00
        R                  0.00                0.00            0.00               0.00                0.00                  0.00
    -------------------------------------------------------------------------------------------------------------------------------
     Total       158,233,000.00      155,397,771.27    2,637,440.39         898,040.85        3,535,481.24        152,760,330.88
    -------------------------------------------------------------------------------------------------------------------------------






    -------------------------------------------------------------------------------------------------------------------------------
                                         AMOUNTS PER $1,000 UNIT                                                        RATES
    -------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Ending
                                        Principal        Interest            Total           Certificate             Current Pass
      Class          CUSIP           Distribution    Distribution     Distribution               Balance             Through Rate
    -------------------------------------------------------------------------------------------------------------------------------
        A-1        09367MBH1          36.22616039      5.65619490      41.88235529          962.66702235                 7.04900%
        A-2        09367MBJ7           0.00000000      6.22416684       6.22416684        1,000.00000000                 7.46900%
        A-3        09367MBK4           0.00000000      6.67833307       6.67833307        1,000.00000000                 8.01400%
        A-4        09367MBL2           0.00000000      6.48083399       6.48083399        1,000.00000000                 7.77700%
        A-5        09367MBM0          43.38413418      5.65117114      49.03530532          908.79295722                 7.12200%
        A-6        09367MBN8           0.00000000      5.19250000       5.19250000        1,000.00000000                 6.03000%
    -------------------------------------------------------------------------------------------------------------------------------
        Total                         16.66808055      5.67543338      22.34351393          965.41385729
    -------------------------------------------------------------------------------------------------------------------------------














PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING ADMINISTRATOR:

                                                     Jeff Kinney
                                                     Bank One, NA
                                                     Mail Suite 0134
                                                     Chicago, IL 60670

                                                                                                 Page 1
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
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
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-2
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      27-Dec-99
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        Group I            Group II
                                                                                 ---------------       ------------
SEC. 7.09 (a)(i)               Scheduled Principal                                    51,295.99          42,109.62
                               Principal Prepayments                                 713,218.13       1,409,764.01
                               Net Liquidation Proceeds                                    0.00               0.00
                               Paid Principal Carry Forward Amount                         0.00               0.00
                               Remaining Unpaid Principal Carry Forward Amount             0.00               0.00

SEC. 7.09 (a) (ii)             Compensating Interest                                       0.00               0.00
                               Paid Interest Carry Forward Amount                          0.00               0.00
                               Remaining Unpaid Interest Carry Forward Amount              0.00               0.00
                               A-6 Basis Risk Carryover Amount Paid                                           0.00
                               A-6 Basis Risk Carryover Amount Remaining                                      0.00

                                                                                        Group I           Group II           Total
                                                                                  --------------   ----------------  --------------
SEC. 7.09 (a)(iv), (xii)       Aggregate Group Loan Balance:                      63,666,378.93      94,918,714.09   158,585,093.02


SEC. 7.09 (a) (v)              Servicing Fees                                         67,000.62
                               Insurance Premium Amount                                   00.00
                               Trustee Fee                                             3,015.03

SEC. 7.09 (a)(vii)             Current Delinquency Advances                          375,036.15
                               Current Servicing Advances                                  0.00
                               Total unreimbursed Delinquency Advances                     0.00
                               Total unreimbursed Servicing Advances                       0.00

                                                                ----------------------------------------     ----------------------
SEC. 7.09 (a) (viii) (A), (B)                                              Not in  Foreclosure or REO            In Foreclosure
                                                                ----------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                               Delinquencies                    Period           Number    Prin. Balance     Number   Prin. Balance
                               -------------------------------------------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             228    14,258,100.95          0            0.00
                                                             30-59 Days              23     1,387,941.07          0            0.00
                                          Fixed Group        60-89 Days               9       446,275.36          0            0.00
                                                               90+ Days              35     2,041,450.87          0            0.00
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             194    19,902,929.89          0            0.00
                                                             30-59 Days              22     2,603,043.25          0            0.00
                                          Adj. Group         60-89 Days               7       774,650.76          0            0.00
                                                               90+ Days              25     2,954,626.07          0            0.00
                ----------------------------------------------------------------------------------------     ----------------------

SEC. 7.09 (a)(ix), (x)         Outstanding REO Properties                                         Number          Loan Balance
                                                                                               ----------------------------------
                               * New REO Properties - See separate schedule, if applicable             0                  0.00
SEC. 7.09 (a)(xi)              Insured Payment                                                      0.00
                                Class A-1 Allocation                                                0.00
                                Class A-2 Allocation                                                0.00
                                Class A-3 Allocation                                                0.00
                                Class A-4 Allocation                                                0.00
                                Class A-5 Allocation                                                0.00
                                Class A-6 Allocation                                                0.00

                                                                                             Group I                 Group II
                                                                                             ------------           ---------------
SEC. 7.09 (a)(xiii)            Subordinated Amount                                          2,107,369.86             3,717,392.28
                               Subordination Deficit                                                0.00                     0.00
                               Specified Subordinated Amount                                4,793,415.85             7,838,253.22

SEC. 7.09 (a) (xiv)            Substitution Adjustments                                             0.00                     0.00
                               Loan Purchase Price amounts                                          0.00                     0.00

SEC. 7.09 (a)(xv)              Weighted Average Coupon                                          10.7155%                 10.1417%
                               Weighted Average Remaining Term to Maturity                           224                      350

SEC. 7.09 (a)(xvi)             Largest Loan Balance Outstanding                               391,681.54               509,874.80

SEC. 7.09 (a)(xvii)            Available Funds                                              1,153,375.77             1,964,067.86
                               Total Available Funds                                        1,312,628.74             2,225,867.53

                                                                                                Page 2
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

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-2
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      27-Dec-99
-----------------------------------------------------------------------------------------------------------------------------------


                                                         REO Status

SEC. 7.09 (a) (x)              Mortgage Loans becoming REO Property during the preceding calendar month

                                                    Group      Loan Number       Principal Balance
                                                    ----------------------------------------------









                                                                                                 Page 3
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